UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2022

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39868 (Commission File Number)	86-1791356 (I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL (Address of principal executive offices)	33137 (Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On November 18, 2022, Motorsport Games Inc. (the “Company”) entered into an indemnification agreement (the “Indemnification Agreement”) with John Delta, the director of the Company (the “Indemnified Party”). The Indemnification Agreement is in furtherance of the indemnification provisions contained in the Company’s Certificate of Incorporation and requires the Company to indemnify the Indemnified Party under the circumstances and to the extent provided for in the Indemnification Agreement, to the fullest extent permitted under Delaware law.

The Indemnification Agreement provides for indemnification against expenses such as attorneys’ fees, judgments, fines and settlement amounts and also the mandatory advancement and reimbursement of certain reasonable expenses, subject to limited exceptions, in each case incurred by the Indemnified Party in various legal proceedings arising out of such person’s services as a director of the Company. The Indemnification Agreement also outlines procedures for requesting and obtaining the payment of such expenses.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On November 18, 2022, Company issued a press release (the “Press Release”) announcing its financial results for its fiscal quarter ended September 30, 2022. A copy of the Press Release is attached to this Form 8-K as Exhibit 99.1 and it is incorporated by reference into this Item 2.02. The Press Release is deemed to be “furnished” to the SEC and it shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The Press Release shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

Item 7.01 Regulation FD Disclosure.

On November 18, 2022, the Company posted on its website presentation materials related to the Company’s financial results for its fiscal quarter ended September 30, 2022 (the “Presentation”). A copy of the Presentation is attached to this Form 8-K as Exhibit 99.2 and it is incorporated by reference into this Item 7.01. These materials may be amended or updated at any time and from time to time through another Current Report on Form 8-K, a later Company filing, a later posting on the Company’s website or other applicable means. The Presentation is deemed to be “furnished” to the SEC and it shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The Presentation shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Indemnification Agreement, dated as of November 18, 2022, between Motorsport Games Inc. and John Delta
99.1	Press Release, dated November 18, 2022
99.2	Motorsport Games Inc. Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORSPORT GAMES INC.

Date: November 18, 2022	By:	/s/ Dmitry Kozko
Dmitry Kozko
Chief Executive Officer and Interim Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Indemnification Agreement, dated as of November 18, 2022, between Motorsport Games Inc. and John Delta
99.1	Press Release, dated November 18, 2022
99.2	Motorsport Games Inc. Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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